Deconsolidation	6 Months Ended
Jun. 30, 2023
Deconsolidation
Deconsolidation

Note 15 — Deconsolidation

Disposal of Fe-da Electronics and its subsidiaries

On April 6, 2023, the Company’s board approved the equity transfer agreement between VIYI and LIM TZEA, to transfer 100% equity interest of Fe-da Electronics Co., Ltd and its subsidiaries Wisdom Lab Inc., EXCEL Technology Co., Ltd. and recognized USD 3,397,385(RMB 23,527,570) of loss from the transfer. Since the disposal did not represent any strategic change of the Company’s operation, the disposal was not presented as discontinued operations.

Net assets of the entities disposed and gain on disposal was as follows:

March 31, 2023
USD
(Unaudited)
Total current assets	3,583,579
Total other assets	-
Total assets	3,583,579
Total current liabilities	186,192
Total net assets	3,397,385
Total consideration	-
Total loss on disposal	3,397,385